SUPPLEMENT dated May 18, 2017
to the PROSPECTUS and STATEMENT OF ADDITIONAL INFORMATION,
each dated May 1, 2017
 of
Northeast Investors Growth Fund

The information in this Supplement updates information in the Summary Prospectus, Prospectus, and Statement of Additional Information, dated May 1, 2017, of Northeast Investors Growth Fund (the “Fund”).

The Fund’s Board of Trustees has approved the involuntary redemption of all the Fund’s shares that are outstanding on June 29, 2017. The Board has also approved the subsequent liquidation and dissolution of the Fund.

Prior to June 29, 2017, shareholders may continue to redeem their shares at their net asset value in accordance with the procedures set forth in the Prospectus. All shares that are not redeemed prior to June 29, 2017 will involuntarily be redeemed at their net asset value on that date without any approval or action of shareholders. As is the case with any redemption of fund shares, these liquidation proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed. If the redeemed shares are held in a qualified retirement account such as an IRA, the liquidation proceeds may not be subject to current income taxation under certain conditions. You should consult with your tax adviser for further information regarding the federal, state and/or local income tax consequences of this liquidation that are relevant to your specific situation.

In anticipation of the redemption, liquidation and dissolution, the last date on which the Fund will accept requests to purchase shares is May 18, 2017. Further, in connection with winding up the Fund’s affairs and liquidating all of its assets, the Fund anticipates that it will depart from its stated investment objective and policies and may hold a significant portion of its total assets in cash, U.S. Government securities and other short-term debt instruments.

The Fund’s dissolution is expected to occur after the redemption of all the Fund’s shares that are outstanding on June 29, 2017.